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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.20549
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                                    FORM 8-K

                                 CURRENT REPORT
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                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of earliest event reported): March 31, 2003


                             BIOSPHERE MEDICAL, INC.
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             (Exact name of registrant as specified in its Charter)



        Delaware                      0-23678                     04-3216867
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(State or Other Jurisdiction        (Commission                 (IRS Employer
   of Incorporation)                File Number)             Identification No.)



               1050 Hingham St. Rockland, Massachusetts 02370
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 681-7900



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          (Former Name or Former Address if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

     On March 31, 2003, BioSphere Medical, Inc. issued a press release (which is attached hereto as Exhibit 99.1) announcing new one year data demonstrate the benefits of UFE: shorter recovery and fewer complications than hysterectomy for Uterine Fibroids.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits.

         99.1 The Registrant's Press Release dated March 31, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BIOSPHERE MEDICAL, INC.
                                           (Registrant)





Date:       March 31, 2003                 By: /s/ Robert M. Palladino
                                           ________________________________
                                           Executive Vice President and
                                           Chief Financial Officer